UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 22, 2007 (January 16, 2007)

MYRIAD ENTERTAINMENT & RESORTS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24789 (Commission File Number)	64-0872630 (IRS Employer Identification No.)

2565 Horizon Lake Drive, Suite 110 Memphis, Tennessee 38133 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (910) 987-5314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Myriad's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Myriad’s actual results to differ from management's current expectations are contained in Myriad's filings with the Securities and Exchange Commission. Myriad undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01 OTHER EVENTS.

On January 16, 2007, Myriad Entertainment and Resorts, Inc. (the “Company” or “Myriad”): (i) issued a press release entitled “Myriad Entertainment and Resorts, Inc, Announces Strategic Management Changes, Corporate Restructuring and Other Initiatives to Support New Business Plan: Unveils Revised Vision for the Development of the ‘Myriad Botanical Resort’ in Tunica, Mississippi”; and (ii) sent a newsletter to each of its shareholders.

A copy of the press release and the Shareholder Newsletter are filed herewith as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.
Exhibit Number	Description

99.1
Myriad Entertainment and Resorts press release, dated January 19, 2007, entitled “Myriad Entertainment and Resorts, Inc, Announces Strategic Management Changes, Corporate Restructuring and Other Initiatives to Support New Business Plan: Unveils Revised Vision for the Development of the ‘Myriad Botanical Resort’ in Tunica, Mississippi.”

99.2	Shareholder Newsletter

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD ENTERTAINMENT & RESPORTS, INC.
Date: January 22, 2007	By: /s/ John Meeske John Meeske Chief Executive Officer